Exhibit 10.13

SUBSCRIPTION FOR COMMON SHARES

TO: Zomedica Pharmaceuticals Corp. (the "Corporation")

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares ("Common Shares") of the Corporation set forth below for the aggregate subscription price ("Aggregate Subscription Amount") set forth below, representing a subscription price of C$1.50 per Common Share, upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Common Shares of Zomedica Pharmaceuticals Corp." attached hereto (together with this page and attached Schedules, the "Subscription Agreement"). In addition to this face page, the Subscriber must also complete all applicable schedules attached hereto.

______________________________________________

Full Legal Name of Subscriber (please print)

By: ___________________________________________

       Signature of Subscriber or its Authorized Representative

______________________________________________

Official Title or Capacity (please print)

______________________________________________

Name of Signatory (please print name of individual whose signature appears above if different than name of Subscriber)

______________________________________________

Subscriber's Address (including postal code)

______________________________________________

______________________________________________

Telephone Number (including area code)

______________________________________________

e-mail Address

By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of personal information in the manner described in the privacy notices on pages 14 and 15 of this Subscription Agreement.

Aggregate Subscription Amount: $ __________________

Number of Common Shares: _______________________

Disclosed Beneficial Purchaser Information:

If the Subscriber is signing as agent for a principal and is not deemed to be purchasing as principal pursuant to applicable securities legislation, complete the following and ensure that the Schedules and Exhibits, as applicable, are completed in respect of such principal:

_____________________________________________

(Name of Principal)

_____________________________________________

(Principal's Address)

_____________________________________________

_____________________________________________

(Telephone Number)                             (E-mail Address)

Register the Common Shares (if different from address given above) as follows:

_____________________________________________

Name

_____________________________________________

Account reference, if applicable

_____________________________________________

Address (including postal code)

_____________________________________________

_____________________________________________

Deliver the Common Shares (if different from address given above) as follows:

_____________________________________________

Name

_____________________________________________

Account reference, if applicable

_____________________________________________

Contact Name

_____________________________________________

Address (including postal code)

_____________________________________________

Telephone Number (including area code)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

ZOMEDICA PHARMACEUTICALS CORP.	_______________,2016

Per:	No.:

This is the first page of an agreement comprised of 15 pages (excluding the Schedules and Exhibits hereto).

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PLEASE MAKE SURE THAT YOUR SUBSCRIPTION INCLUDES:

1.	a signed copy of this Subscription Agreement;

2.	a certified cheque or bank draft in an amount equal to the Aggregate Subscription Amount payable to "Zomedica Pharmaceuticals Corp." OR a wire transfer to:

Incoming Canadian $ wires:

Beneficiary Bank:

Bank Address:
Transit/Branch #:

Account #:

Bank #:

SWIFT Code:

Currency:

Beneficiary:

Incoming US $ wires:

Intermediary/Correspondent Bank:

SWIFT Code:

ABA #:

Beneficiary Bank:

Bank Address:
Transit #:

Account #:

Bank #:

SWIFT Code:

Currency:

Beneficiary:

PLEASE NOTE THAT THE FAILURE TO PROVIDE ALL OF THE ABOVE INFORMATION IN RESPECT OF WIRE TRANSFERS MAY RESULT IN THE COMPLETION OF YOUR SUBSCRIPTION FOR SECURITIES HEREUNDER BEING REJECTED OR DELAYED.

3.	if the Subscriber is purchasing Common Shares as an "accredited investor", one (1) copy of the Representation Letter in the form attached to this Subscription Agreement as Schedule "A" (including a duly completed and initialed copy of Exhibit A to Schedule "A") and, if you are an individual described in paragraphs (j), (k), or (l) of the definition of "accredited investor" in Section 1.1 of NI 45-106 (which definition is reproduced in Exhibit A to Schedule "A"), a duly completed and signed copy of Exhibit B to Schedule "A";

4.	if the Subscriber is purchasing as a "family member, close personal friend or close personal business associate" and:

o	resident in, or subject to the laws of, any province of Canada except Saskatchewan or Ontario, one (1) copy of a Representation Letter in the form attached to this Subscription Agreement as Schedule "B";

o	resident in, or subject to the laws of, the Province of Saskatchewan, one (1) copy of a Representation Letter in the form attached to this Subscription Agreement as Schedule "B" and one (1) copy of a Risk Acknowledgement Form in the form attached to this Subscription Agreement as Schedule "C" [Note: If applicable, the Subscriber must sign 2 copies of Schedule "C" and the Subscriber and the Corporation must each receive a signed copy]; and

o	resident in, or subject to the laws of, the Province of Ontario, one (1) duly completed copy of the Risk Acknowledgement Form in the form attached to this Subscription Agreement as Schedule "D" and executed by the Subscriber and by the applicable family member, close personal friend or close personal business associate and has retained one signed copy of such Risk Acknowledgement Form for the Subscriber's records;

5.	if the Subscriber is a resident of a jurisdiction outside of both Canada and the United States, a copy of the Representation Letter in the form attached to this Subscription Agreement as Schedule "E";

6.	if the Subscriber is a U.S. Purchaser, a copy of the Certification of U.S. Purchaser in the form attached to this Subscription Agreement as Schedule "F";

7.	all Subscribers must provide a properly completed and duly executed copy of the Private Placement Questionnaire in the form attached as Schedule "G" to this Subscription Agreement; and

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8.	if the Subscriber is not an individual, one manually signed and duly completed Corporate Placee Registration Form in the form required by the TSX Venture Exchange and as attached as Schedule "H" to this Subscription Agreement, provided that such form is not required if the Subscriber has previously filed a Corporate Placee Registration Form with the TSX Venture Exchange and the information contained in such form has not changed since the last filing.

PLEASE DELIVER THE AFOREMENTIONED DOCUMENTS TO:

Tingle Merrett LLP

1250, 639 – 5th Avenue S.W.

Calgary, Alberta T2P 0M9

Attention: Paul Bolger

T: 403-571-8006

F: 403-571-8008

E: pbolger@tinglemerrett.com

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR

COMMON SHARES OF ZOMEDICA PHARMACEUTICALS CORP.

1.	Definitions. In this Subscription Agreement:

(a)	"Aggregate Subscription Amount" has the meaning set forth on the face page hereof;

(b)	"Closing Date" means such date(s) as the Corporation may determine;

(c)	"Common Shares" means common shares in the capital of the Corporation;

(d)	"Corporation" means Zomedica Pharmaceuticals Corp., a corporation organized under the laws of Alberta;

(e)	"Offering" shall have the meaning ascribed thereto in paragraph 2(b) hereof; and

(f)	"U.S. Purchaser" is (a) any person that receives or received an offer of the securities while in the United States or (b) any person that is in the United States at the time the purchaser's buy order was originated or this Subscription Agreement was executed or delivered.

2.	Acknowledgements of the Subscriber. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)	this subscription is subject to rejection or acceptance by the Corporation in whole or in part, and is effective only upon acceptance by the Corporation;

(b)	the Common Shares subscribed for by the Subscriber hereunder form part of a larger issue and sale by the Corporation of Common Shares at a subscription price of C$1.50 per Common Share (the "Offering");

(c)	the Offering is not subject to any minimum amount and that the Subscriber's subscription may be the only subscription;

(d)	the Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement;

(e)	there is no government or other insurance scheme covering the Common Shares; and

(f)	there are risks associated with an investment in the Common Shares and, as a result, the Subscriber may lose its entire investment.

3.	Representations, Warranties and Covenants of the Subscriber. By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and is legally competent to execute and deliver this Subscription Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is not an individual, the Subscriber has the requisite power, authority, legal capacity and competence to execute and deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

(c)	if the Subscriber is a body corporate, partnership, unincorporated association or other entity, the Subscriber has been duly incorporated or created and is validly subsisting under the laws of its jurisdiction of incorporation or creation;

(d)	this Subscription Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber;

(e)	the execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's constating documents (if the Subscriber is not an individual) or any agreement or covenant to which the Subscriber is a party or by which it is bound;

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(f)	the Subscriber confirms that the Subscriber (and, if the Subscriber is not purchasing as principal, each beneficial purchaser for whom the Subscriber is acting):

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Common Shares;

(ii)	is capable of assessing the proposed investment in the Common Shares as a result of the Subscriber's own experience or as a result of advice received from a person registered under applicable securities legislation;

(iii)	is aware of the characteristics of the Common Shares and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its entire investment in the Common Shares;

(g)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Common Shares;

(h)	the Subscriber understands and acknowledges that no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Common Shares and that the Common Shares are being offered for sale only on a "private placement" basis and that the sale of the Common Shares is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or file a registration statement, and the requirement to sell securities through a registered dealer, or upon the issuance of such orders, consents or approvals as may be required to enable such sale to be made without complying with such requirements, and that as a consequence of acquiring the Common Shares pursuant to such exemptions:

(i)	the Subscriber is restricted from using some of the civil remedies otherwise available under applicable securities laws in Canada;

(ii)	the Subscriber will not receive information that would otherwise be required to be provided to it under applicable securities laws in Canada; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under applicable securities laws in Canada;

(i)	the Subscriber confirms that neither the Corporation nor any of its directors, employees, officers, agents, representatives or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Common Shares;

(ii)	that any person will resell or repurchase the Common Shares; or

(iii)	that any person will refund the purchase price of the Common Shares;

(j)	the Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Common Shares as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Common Shares, and the resale restrictions and "hold periods" to which the Common Shares are or may be subject under applicable securities legislation or stock exchange rules, and has not relied upon any statements made by or purporting to have been made on behalf of the Corporation with respect to such suitability, tax consequences, resale restrictions and "hold periods";

(k)	except for the Subscriber's knowledge regarding its subscription for Common Shares hereunder, the Subscriber has no knowledge of a "material fact" or a "material change" (as those terms are defined in the Securities Act (Alberta)) in the affairs of the Corporation that has not been generally disclosed;

(l)	the Subscriber is resident in the jurisdiction indicated on the face page of this Subscription Agreement as the "Subscriber's Address" and the purchase by and sale to the Subscriber of the Common Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether with or with respect to the Subscriber or any beneficial purchaser) has occurred only in such jurisdiction;

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(m)	the Subscriber acknowledges that it and/or the Corporation may be required to provide applicable securities regulatory authorities or stock exchanges with information concerning the identities of the beneficial purchasers of the Common Shares and the Subscriber agrees that, notwithstanding that the Subscriber may be purchasing the Common Shares as agent for an undisclosed principal, the Subscriber will provide to the Corporation, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing;

(n)	unless the Subscriber satisfies subsection 3(o), the Subscriber satisfies one of subsections (i), (ii), (iii) or (iv) below:

(i)	if the Subscriber is resident in or otherwise subject to the applicable securities laws of any province of Canada, the Subscriber is purchasing the Common Shares as principal (or is deemed to be purchasing as principal) for its own account, not for the benefit of any other person, the Subscriber is an "accredited investor" as defined in National Instrument 45-106 entitled Prospectus Exemptions ("NI 45-106") (or, if applicable for Subscribers in Ontario, the corresponding categories for the definition of an "accredited investor" as defined in Section 73.3 of the Securities Act (Ontario)), which definitions are reproduced in Exhibit A to Schedule "A" attached hereto, the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and reproduced in Exhibit A to Schedule "A" hereto, the Subscriber is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada and the Subscriber has executed and delivered to the Corporation a Representation Letter in the form attached hereto as Schedule "A" indicating that the Subscriber fits within one of the categories of "accredited investor" set forth in such definitions (including a duly completed and initialed copy of Exhibit A to Schedule "A") and, if the Subscriber is an individual described in paragraphs (j), (k), or (l) of the definition of "accredited investor" in Section 1.1 of NI 45-106, a duly completed and signed copy of Exhibit B to Schedule "A";OR

(ii)	if the Subscriber is resident in or otherwise subject to the applicable securities laws of any province of Canada except Ontario and is not an "accredited investor" as defined in NI 45-106, it is purchasing the Common Shares as principal for its own account and not for the benefit of any other person, and the Subscriber is a "family member, close personal friend or close personal business associate" of the Corporation or an affiliate of the Corporation, as defined in NI 45-106 (which definition is reproduced in the Exhibit to Schedule "B" attached hereto) and the Subscriber has executed and delivered to the Corporation a Representation Letter in the form attached hereto as Schedule "B" (and, if resident in Saskatchewan, has executed and delivered to the Corporation a Risk Acknowledgement Form in the form attached as Schedule "C" hereto and has retained one signed copy for the Subscriber's records) and no commission or finder's fee will be paid to any director, officer, founder or control person of the Corporation or an affiliate, and to the best of the Subscriber's knowledge, no director, officer, founder or control person of the Corporation or an affiliate is entitled to a finder's fee or commission, in each case in connection with the purchase of Common Shares pursuant to this section 3(n)(ii); OR

(iii)	if the Subscriber is resident in or otherwise subject to the applicable securities laws of Ontario and is not an "accredited investor" as defined in NI 45-106, it is purchasing the Common Shares as principal for its own account and not for the benefit of any other person, and the Subscriber is a "family member, close personal friend or close personal business associate" of the Corporation or an affiliate of the Corporation, as defined in NI 45-106 (which definition is reproduced in the Exhibit to Schedule "B" attached hereto) and the Subscriber has delivered to the Corporation a Risk Acknowledgement Form in the form attached as Schedule "D" hereto duly signed by the Subscriber AND by the applicable family member, close personal friend or close personal business associate (as directed in the Risk Acknowledgement Form in the form attached as Schedule "D" hereto) and has retained one signed copy for the Subscriber's records and no commission or finder's fee will be paid to any director, officer, founder or control person of the Corporation or an affiliate, and to the best of the Subscriber's knowledge, no director, officer, founder or control person of the Corporation or an affiliate is entitled to a finder's fee or commission, in each case in connection with the Offering pursuant to this section 3(n)(iii); OR

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(iv)	if the Subscriber is not purchasing the Common Shares as principal or pursuant to section 3(n)(i), 3(n)(ii) or 3(n)(iii), it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Common Shares, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Common Shares for whom it may be acting, and it and each beneficial purchaser is resident in the jurisdiction set out as the "Subscriber's Residential Address" and the purchase by and sale of the Common Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether with or with respect to the Subscriber or any beneficial purchaser) has occurred only in such jurisdiction, and:

(A)	it is acting as agent for a beneficial purchaser, who is disclosed on the face page of this Subscription Agreement, who is resident in the jurisdiction set out in the "Disclosed Beneficial Purchaser Information" and who complies with section 3(n)(i) hereof as if all references therein were to the beneficial purchaser rather than to the Subscriber and the Subscriber has concurrently executed and delivered to the Corporation a Representation Letter in the form attached hereto as Schedule "A" indicating that the Subscriber fits within the category of "accredited investor" set forth in such definitions (including a duly completed and initialed copy of Exhibit A to Schedule "A") and, if the Subscriber is an individual described in paragraphs (j), (k), or (l) of the definition of "accredited investor" in Section 1.1 of NI 45-106, a duly completed and signed copy of Exhibit B to Schedule "A"; or

(B)	it is deemed to be purchasing as principal under NI 45-106 because it is an "accredited investor" as such term is defined in paragraphs (p) or (q) of the definition of "accredited investor" in NI 45-106 and reproduced in Exhibit A to Schedule "A" of this Subscription Agreement (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) and has concurrently executed and delivered a Representation Letter in the form attached hereto as Schedule "A" and has initialed in the Exhibit thereto indicating that the Subscriber satisfies one of the categories of "accredited investor" set out in paragraphs (p) or (q) of the definition of "accredited investor" in NI 45-106 and reproduced in Exhibit A to Schedule "A" hereto;

(o)	if it is not purchasing the Common Shares pursuant to section 3(n), it and each person on whose behalf the Subscriber is contracting is a resident of a jurisdiction outside of both Canada and the United States, it has concurrently executed and delivered the Representation Letter in the form attached to this Subscription Agreement as Schedule "E" and will provide such evidence of compliance with all matters described in such Representation Letter as the Corporation or its counsel may request including that: (a) the purchase of the Common Shares does not contravene any of the applicable securities laws in the Subscriber's jurisdiction of residence and does not trigger (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise, or (ii) any registration or other obligation on the part of the Corporation; and (b) the sale of the Common Shares as contemplated in this Subscription Agreement would, if completed, be made pursuant to an exemption from the prospectus and registration requirements under applicable securities legislation of the Subscriber's jurisdiction of residence;

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(p)	if it is a "U.S. Purchaser", it and each person on whose behalf the Subscriber is contracting is a resident in the United States, it has concurrently executed and delivered the "Certification of U.S. Purchaser" in the form attached hereto as Schedule "F" and will provide such evidence of compliance with all matters described in such Certification of U.S. Purchaser as the Corporation or its counsel may request including that: (a) the purchase of the Common Shares does not contravene any of the applicable securities laws in the Subscriber's jurisdiction of residence and does not trigger (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise, or (ii) any registration or other obligation on the part of the Corporation; and (b) the sale of the Common Shares as contemplated in this Subscription Agreement would, if completed, be made pursuant to an exemption from the prospectus and registration requirements under applicable securities legislation of the Subscriber's jurisdiction of residence;

(q)	the Subscriber understands that it may not be able to resell the Common Shares except in accordance with limited exemptions available under applicable securities legislation, regulatory policy and stock exchange rules, and that the Subscriber is solely responsible for (and the Corporation is not in any way responsible for) the Subscriber's compliance with applicable resale restrictions;

(r)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	there are risks associated with the purchase of the Common Shares;

(iv)	there are restrictions on the Subscriber's ability to resell the Common Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Common Shares; and

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta) and other applicable securities laws and, as a consequence of acquiring Common Shares pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(s)	the Subscriber understands that, in addition to any further legend which may be required by the TSX Venture Exchange, any certificates representing the Common Shares are to bear a legend substantially in the following form indicating that the resale of such securities is restricted:

"Unless permitted under securities legislation, the holder of this security must not trade the security before [insert the date that is 4 months and a day after the Closing Date]"

and the Subscriber further acknowledges that it has been advised to consult its own legal counsel in its jurisdiction of residence for full particulars of the resale restrictions applicable to it;

(t)	the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than the annual financial statements, interim financial statements or any other document (excluding offering memoranda, prospectuses or other offering documents) the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation, which has been prepared for delivery to and review by prospective purchasers in order to assist them in making an investment decision in respect of the purchase of Common Shares pursuant to the Offering;

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(u)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet) or sales literature with respect to the distribution of the Common Shares;

(v)	the Subscriber is aware that the Common Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state and that the Common Shares may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or applicable state securities laws or compliance with requirements of an exemption from registration and it acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of the Common Shares;

(w)	unless the Subscriber is completing the Certification of U.S. Purchaser in the form attached to this Subscription Agreement as Schedule "F" hereto, the Subscriber did not receive an offer of the Common Shares while in the United States and was not in the United States at the time the Subscriber's buy order was originated or this Subscription Agreement was executed or delivered;

(x)	the Subscriber undertakes and agrees that it will not offer or sell any of the Common Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available;

(y)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares;

(z)	except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation;

(aa)	except for this Subscription Agreement, the Subscriber has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, and acknowledges that the Corporation's counsel is acting as counsel to the Corporation and not as counsel to the Subscriber;

(bb)	the Subscriber has reviewed the "Privacy Notice" attached to this Subscription Agreement, and agrees to and accepts all covenants, representations and consents as set out therein;

(cc)	the funds representing the Aggregate Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(dd)	the Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such financings may have a dilutive effect on current shareholders, including the Subscriber;

(ee)	if the Subscriber is contracting under this Subscription Agreement on behalf of another person or persons, the representations, warranties, covenants, acknowledgements, confirmations and statements made by the Subscriber in this Subscription Agreement are true and correct with respect to such person or persons on whose behalf the Subscriber is so contracting, as if such representations, warranties, covenants, acknowledgements, confirmations and statements were made directly by such person or persons; and

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(ff)	the Subscriber acknowledges that an investment in the Common Shares is subject to a number of risk factors and the Subscriber covenants and agrees to comply with applicable securities legislation, orders or policies concerning the purchase, holding of, and resale of the Common Shares.

4.	Timeliness of Representations, etc. The Subscriber agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time (as defined herein), and will survive the completion of the distribution of the Common Shares and any subsequent disposition by the Subscriber of any of the Common Shares.

5.	Indemnity. The Subscriber acknowledges that the Corporation and its counsel are relying upon the representations, warranties and covenants of the Subscriber set forth herein in determining the eligibility (from a securities law perspective) of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Common Shares) to purchase Common Shares under the Offering, and hereby agrees to indemnify the Corporation and its directors, officers, employees, advisers, affiliates, shareholders and agents (including their respective legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants. The Subscriber undertakes to immediately notify the Corporation's counsel at Tingle Merrett LLP, 1250, 639 – 5th Avenue S.W., Calgary, Alberta T2P 0M9, Attention: Paul Bolger (fax: (403) 571-8008), of any change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time.

6.	Deliveries by Subscriber prior to Closing. The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, not later than 5:00 p.m. (Calgary time) on such date of which the Subscriber receives notice:

(a)	this duly completed and executed Subscription Agreement;

(b)	a cheque or bank draft made payable to "Zomedica Pharmaceuticals Corp." or to "Tingle Merrett LLP, in trust" in an amount equal to the Aggregate Subscription Amount, or payment of the same amount in such other manner as is acceptable to the Corporation;

(c)	a properly completed and duly executed copy of the appropriate investor qualification form(s) as described on pages 2 and 3 of this Subscription Agreement;

(d)	one manually signed and duly completed Private Placement Questionnaire in the form attached as Schedule "G";

(e)	if the Subscriber is not an individual, one manually signed and duly completed Corporate Placee Registration Form in the form required by the TSX Venture Exchange and as attached as Schedule "H", provided that such form is not required if the Subscriber has previously filed a Corporate Placee Registration Form with the TSX Venture Exchange and the information contained in such form has not changed since the last filing; and

(f)	such other documents as may be requested by the Corporation as contemplated by this Subscription Agreement.

7.	Partial Acceptance or Rejection of Subscription. The Corporation may, in its absolute discretion, accept or reject the Subscriber's subscription for Common Shares as set forth in this Subscription Agreement, in whole or in part, and the Corporation reserves the right to allot to the Subscriber less than the amount of Common Shares subscribed for under this Subscription Agreement. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional upon among other things, the sale of the Common Shares to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable securities laws. The Corporation will be deemed to have accepted this Subscription Agreement upon the delivery at Closing of the certificates representing the Common Shares to the Subscriber or upon the direction of the Subscriber in accordance with the provisions hereof. If this Subscription Agreement is rejected in whole, any certified cheque(s) or bank draft(s) delivered by the Subscriber to the Corporation on account of the Aggregate Subscription Amount for the Common Shares subscribed for will be promptly returned to the Subscriber without interest. If this Subscription Agreement is accepted only in part, a cheque representing the amount by which the payment delivered by the Subscriber to the Corporation (or its counsel) exceeds the subscription price of the number of Common Shares sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered to the Subscriber without interest.

Zomedica Pharmaceuticals Corp. Subscription Agreement for Common Shares	Page 11 of 14

8.	Time and Place of Closing. The sale of the Common Shares will be completed at the offices of Tingle Merrett LLP, counsel to the Corporation, in Calgary, Alberta at 10:00 a.m. (Calgary time) or such other time as the Corporation may determine (the "Closing Time") on the Closing Date. The Corporation reserves the right to close the Offering in multiple tranches, so that one or more closings may occur after the initial closing.

9.	Subject to Regulatory Approval. The obligations of the parties hereunder are subject to all required regulatory approvals being obtained.

10.	Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)	the Corporation has the full corporate right, power and authority to execute and deliver this Subscription Agreement and to issue the Common Shares to the Subscriber;

(b)	the Corporation is duly incorporated and validly subsisting, and is qualified to carry on business in each jurisdiction in respect of which the carrying out of the activities contemplated hereby make such qualification necessary;

(c)	the Corporation has complied or will comply with all applicable corporate and securities laws in connection with the offer and sale of the Common Shares;

(d)	upon acceptance by the Corporation, this Subscription Agreement shall constitute a binding obligation of the Corporation enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and to the general principles of equity including the fact that specific performance is available only in the discretion of the court;

(e)	the execution, delivery and performance of this Subscription Agreement by the Corporation and the issue of the Common Shares to the Subscriber pursuant hereto does not and will not constitute a breach of or default under the constating documents of the Corporation, or any law, regulation, order or ruling applicable to the Corporation, or any agreement to which the Corporation is a party or by which it is bound;

(f)	the currently issued and outstanding Common Shares are listed and posted for trading on the TSX Venture Exchange and no order ceasing or suspending trading in any securities of the Corporation has been issued or prohibiting the sale of the Common Shares issuable pursuant to the terms of this Subscription Agreement and no proceedings for such purpose are threatened or, to the best of the Corporation's knowledge, information and belief, pending;

(g)	to its knowledge, the Corporation is not in default of any requirement of applicable securities or corporate laws, regulations, orders, notices and policies and no securities commission has issued any order which is currently outstanding preventing or suspending trading in the Common Shares or preventing the issuance of the Common Shares in accordance with this Subscription Agreement; and

(h)	the Corporation is a "reporting issuer" in each of British Columbia and Alberta and is not included in a list of defaulting reporting issuers maintained by the securities commission in such provinces and in particular, without limiting the foregoing, the Corporation has at all relevant times complied with its obligations to make timely disclosure of all material changes relating to it, no such disclosure has been made on a confidential basis that is still maintained on a confidential basis, and there is no material change relating to the Corporation which has occurred and with respect to which the requisite material change report has not been filed with a securities commission in such provinces.

11.	No Partnership. Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

Zomedica Pharmaceuticals Corp. Subscription Agreement for Common Shares	Page 12 of 14

12.	Governing Law. The contract arising out of acceptance of this Subscription Agreement by the Corporation shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta.

13.	Time of Essence. Time shall be of the essence of this Subscription Agreement.

14.	Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

15.	Electronic Copies. The Corporation shall be entitled to rely on delivery of a facsimile or other electronic copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronic copies shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

16.	Counterpart. This Subscription Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

17.	Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

18.	Survival. The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby, and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

19.	Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. In this Subscription Agreement, unless otherwise indicated, all references to money amounts are to Canadian dollars.

20.	Amendment. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

21.	Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

22.	Withdrawal. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

23.	Assignment. Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

24.	Language. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only.

Zomedica Pharmaceuticals Corp. Subscription Agreement for Common Shares	Page 13 of 14

PRIVACY NOTICE

The Subscriber acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber's eligibility (or that of any Disclosed Beneficial Purchaser) to purchase the Common Shares under applicable securities laws, preparing and registering certificates representing the Common Shares to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation's relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares). The Subscriber's personal information (and that of any Disclosed Beneficial Purchaser) may also be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities (including the Ontario Securities Commission (the "OSC") and the British Columbia Securities Commission (the "BCSC")), (b) the Corporation's registrar and transfer agent, (c) Canadian tax authorities, and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in closing books in connection with the Offering.

By executing this Subscription Agreement, the Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) consents to the foregoing collection, use and disclosure of the Subscriber's (and any Disclosed Beneficial Purchaser's) personal information. The Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) also consents to the filing of copies or originals of any of the Subscriber's documents delivered in connection with this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and expressly consents to the collection, use and disclosure of the Subscriber's (and any Disclosed Beneficial Purchaser's) personal information by the TSX Venture Exchange or the Toronto Stock Exchange for the purposes identified by such exchange, from time to time. The Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) further acknowledges that it has been notified by the Corporation (a) of the requirement to deliver to the OSC and the BCSC the full name, residential address and telephone number of the purchaser of the securities, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC and BCSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and British Columbia; (d) that the Administrative Support Clerk can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, or at (416) 593-3684, and can answer any questions about the OSC's indirect collection of this information; and (e) that the BCSC can be contacted at British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1L2, Telephone: (604) 899-6500, Toll free across Canada: 1-800-373-6393, Facsimile: (604) 899-658, and can answer any questions about the BCSC's indirect collection of this information.

Zomedica Pharmaceuticals Corp. Subscription Agreement for Common Shares	Page 14 of 14

TSX VENTURE EXCHANGE APPENDIX 6A

ACKNOWLEDGEMENT – PERSONAL INFORMATION

The Subscriber acknowledges as follows:

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as "the Exchange") collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

•	to conduct background checks,
•	to verify the Personal Information that has been provided about each individual,
•	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant,
•	to consider the eligibility of the Issuer or Applicant to list on the Exchange,
•	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates,
•	to conduct enforcement proceedings, and
•	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange's website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers

SCHEDULE "A"

REPRESENTATION LETTER

TO BE COMPLETED BY ACCREDITED INVESTORS

TO:               Zomedica Pharmaceuticals Corp. (the "Corporation")

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached)

In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation and its counsel that:

1.	the undersigned Subscriber is resident in the jurisdiction set out as the "Subscriber's Residential Address" on the face page of the Subscription Agreement and, if the undersigned Subscriber is purchasing as agent for a disclosed beneficial purchaser, the disclosed beneficial purchaser is resident in the jurisdiction set out as the "Disclosed Beneficial Purchaser Information" on the face page of the Subscription Agreement;

2.	the undersigned Subscriber is either (a) purchasing the Common Shares as principal for its own account, (b) deemed to be purchasing the Common Shares as principal in accordance with section 2.3(2) or (4) of NI 45-106, or (c) acting as agent for a disclosed beneficial purchaser who is purchasing the Common Shares as principal for its own account;

3.	the undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a disclosed beneficial purchaser, the disclosed beneficial purchaser) is an "accredited investor" within the meaning of NI 45-106 and Section 73.3(1) of the Securities Act (Ontario), as applicable, by virtue of satisfying the indicated criterion as set out in Exhibit A to this Representation Letter;

4.	the Subscriber (or if the undersigned Subscriber is purchasing as agent for a disclosed beneficial purchaser, the disclosed beneficial purchaser) fully understands the meaning of the terms and conditions of the category of "accredited investor" applicable to it and confirms that it has reviewed and understands the definitions in Exhibit A to this Representation Letter in respect of the category of "accredited investor" applicable to it and, in particular, if the Subscriber is an "accredited investor" by virtue of satisfying paragraph (j), (j.1), (k) or (l) of Exhibit A to this Representation Letter, it has reviewed and understands the definitions of "financial assets", "related liabilities" and "financial assets", as applicable, contained in Exhibit A hereto;

5.	the undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a disclosed beneficial purchaser, the disclosed beneficial purchaser) was not created, and is not used, solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106;

6.	if the Subscriber (or if the undersigned Subscriber is purchasing as agent for a disclosed beneficial purchaser, the disclosed beneficial purchaser) is an "accredited investor" by virtue of satisfying paragraph (j), (k) or (l) on Exhibit A to this Representation Letter, it acknowledges that it needs to complete Exhibit B to this Representation Letter and upon execution of Exhibit B by the Subscriber, Exhibit B shall be incorporated into and form a part of this Representation Letter and the Corporation and its counsel shall be entitled to rely thereon; and

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7.	upon execution of this Representation Letter by the undersigned Subscriber, this Representation Letter, including the Exhibits hereto, shall be incorporated into and form a part of the Subscription Agreement.

Name of Subscriber (please print)

By:
Authorized Signature
Official Title or Capacity (please print)
Name of Signatory (please print name of individual whose signature appears above if different than name of Subscriber)

DATED at _________________________ this ____ day of __________________________, 2016.

IMPORTANT PLEASE COMPLETE THE EXHIBITS TO THIS REPRESENTATION LETTER

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EXHIBIT A TO SCHEDULE "A"

TO BE COMPLETED BY ACCREDITED INVESTORS

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY BELOW TO WHICH YOU BELONG

Please complete the Representation Letter to the Corporation by marking your initials beside the category of "accredited investor" to which you belong within the meaning of Section 1.1 of NI 45-106 and Section 73.3(1) of the Securities Act (Ontario), as applicable:

Meaning of "Accredited Investor"

"Accredited investor" is defined in Section 1.1 of NI 45-106 to mean any person who fits within any of the following categories at the time of the sale of securities to that person:

______	(a) (i) except in Ontario, a Canadian financial institution, or a bank listed in Schedule III of the Bank Act (Canada),

(ii)	in Ontario, (A) a bank listed in Schedule I, II or III to the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473 (1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

______	(b) (i) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(ii)	in Ontario, the Business Development Bank of Canada,

______	(c) (i) except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(ii)	in Ontario, a subsidiary of any person referred to in paragraphs (a) through (e) above, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

______	(d) (i) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

(ii)	in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations under the Securities Act (Ontario),

______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

______	(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

______	(f) (i) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

(ii)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or the government of a province or territory of Canada,

______	(g) (i) except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

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(ii)	in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

______	(h) (i) except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(ii)	in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

______	(i) (i) except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(ii)	in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

______	(j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,

[Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of "financial assets" later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of "related liabilities". Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).]

[Note: If you are an accredited investor described in this paragraph (j), and do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

______	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

[Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1). See definition of "financial assets" below. If you meet the financial asset threshold set out in this paragraph (j.1), you are not required to complete Exhibit B.]

______	(k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, [Note: You are required to complete Exhibit B]

[Note: If individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialed and complete. If you are an accredited investor described in this paragraph (k), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

______	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.]

[Note: If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

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______	(m) a person, other than an individual or an investment fund, that has net assets of at least $5,000,000, as shown on its most recently prepared financial statements,

______	(n) an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in section 2.10 of National Instrument 45-106 (where the person subscribes for a minimum amount investment) and Section 2.19 of National Instrument 45-106 (where the person makes an additional investment in investment funds), or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106 (investment fund reinvestment),

______	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

______	(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

______	(q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

______	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

______	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

______	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

Note: If you initialled (t), then indicate the name and category of accredited investor (by reference to the applicable letter of this Exhibit A) of each of the owners of interests (attach additional pages if more than three):

Name	Category of Accredited Investor

______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

______	(w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Note: If you initialed (w), then indicate the name and category of accredited investor (by reference to the applicable letter of this Exhibit A) of each of the following (attach additional pages if more than three trustees):

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	Name	Category of Accredited Investor
Individual who established trust:
Trustee
Trustee
Trustee

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY ABOVE TO WHICH YOU BELONG

Interpretative Aids

The following definitions relate to certain of the categories set forth above:

(a)	"Canadian financial institution" means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	"Canadian securities regulatory authorities" means the securities commissions and similar regulatory authorities of each of the provinces or territories of Canada;

(c)	"eligibility adviser" means:

(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

(e)	"financial assets" means:

(i)	cash;

(ii)	securities; or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(g)	"fully managed account" means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

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(h)	"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

(i)	"jurisdiction" means a province or territory of Canada;

(j)	"non-redeemable investment fund" means an issuer, (i) whose primary purpose is to invest money provided by its securityholders; (ii) that does not invest (A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or (B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and (iii) that is not a mutual fund;

(k)	"person" includes:

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(l)	"related liabilities" means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(m)	"securities legislation" means, for the local jurisdiction, the statute and other instruments issued by the securities regulator authority of the local jurisdiction;

(n)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

(o)	"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments.

All monetary references in this Schedule "A" are in Canadian dollars.

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EXHIBIT B TO SCHEDULE "A"

FORM 45-106F9

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITYHOLDER:
1. About your investment
Type of securities: Common Shares	Issuer: Zomedica Pharmaceuticals Corp.
Purchased from: Zomedica Pharmaceuticals Corp. (the Issuer of the Common Shares)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $______________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:

A-8

SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

Zomedica Pharmaceuticals Corp.

3928 Varsity Drive, Ann Arbor Michigan 48108

Gerald Solensky Jr.

734-369-2555

gsolensky@zomedica.com

Zomedica.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

A-9

SCHEDULE "B"

REPRESENTATION LETTER

TO BE COMPLETED BY SUBSCRIBERS WHO ARE FAMILY MEMBERS, CLOSE PERSONAL FRIENDS OR CLOSE PERSONAL BUSINESS ASSOCIATES (EXCEPT FOR RESIDENTS OF ONTARIO)

TO:                     Zomedica Pharmaceuticals Corp. (the "Corporation")

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached)

In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in the jurisdiction described on the face page of this Subscription Agreement, other than Ontario;

2.	The Subscriber is purchasing the Common Shares as principal for its own account;

3.	In connection with the purchase of Common Shares of the Corporation by the Subscriber, the Subscriber hereby represents and warrants that the Subscriber is:

☐	(a) a director, executive officer or control person of the Corporation or an affiliate of the Corporation;
☐	(b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;
☐	(c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;
☐	(d) a close personal friend of director, executive officer or control person of the Corporation, or affiliate of the Corporation;
☐	(e) a close business associate of director, executive officer or control person of the Corporation, or affiliate of the Corporation;
☐	(f) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child close personal friend or close business associate of a founder of the Corporation;
☐	(g) a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;
☐	(h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or
☐	(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g).

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG

Please briefly describe the nature of the relationship and name of the person to whom you are related:

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Interpretive Aids

"Close Personal Friend" is an individual who has known the director, executive officer, founder or control person well enough and for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term "close personal friend" can include family members not already specifically identified in the exemption if the family member satisfies the criteria described above. An individual is not a close personal friend solely because the individual is a relative; a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, executive officer, founder or control person.

"Close Business Associate" is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness. An individual is not a close business associate solely because the individual is a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, executive officer, founder or control person.

"Control Person" means any person that holds or is one of a combination of persons that holds: (a) a sufficient number of any of the securities of the Corporation so as to affect materially the control of the Corporation; or (b) more than 20% of the voting shares of the Corporation except where there is evidence showing the holding of the shares does not affect materially the control of the Corporation.

"Executive Officer" means, for the Corporation, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation, or

(d)	performing a policy-making function in respect of the Corporation.

"Founder" means a person or company who,

(a)	acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and

(b)	at the time of the proposed trade, is actively involved in the business of the Corporation.

"Person" includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative.

Name of Subscriber (please print)

By:
Authorized Signature
Official Title or Capacity (please print)
Name of Signatory (please print name of individual whose signature appears above different than name of Subscriber)

DATED at _________________________ this _______ day of ______, 2016.

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SCHEDULE "C"

RISK ACKNOWLEDGEMENT FORM

TO BE COMPLETED BY SUBSCRIBERS RESIDENT IN SASKATCHEWAN

WHO ARE FAMILY MEMBERS, CLOSE PERSONAL FRIENDS OR CLOSE PERSONAL BUSINESS ASSOCIATES BUT ARE NOT ACCREDITED INVESTORS AS PER SCHEDULE "A"

Risk Acknowledgement Form

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge this is a risky investment:

  I am investing entirely at my own risk.
  No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.
  The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.
  I will not be able to sell these securities for 4 months.
  I could lose all the money I invest.
  I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ______________________ [state name], who is a ______________________ [state title – founder, director, senior officer or control person] of Zomedica Pharmaceuticals Corp. or its affiliate ________________________.

I acknowledge that I am purchasing based on my close relationship with _________________ [state name of founder, director, senior officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

_____________________               _____________________________

Date                                                 Signature of Purchaser

                                                         _____________________________

                                                         Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

C-1

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission's website at http://www.sfsc.gov.sk.ca.

[Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.]

C-2

SCHEDULE "D"

Ontario Investors Only

FORM 45-106F12

RISK ACKNOWLEDGEMENT FORM FOR ONTARIO FAMILY, FRIENDS AND BUSINESS ASSOCIATES

WARNING!
This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Common Shares	Issuer: Zomedica Pharmaceuticals Corp.
Purchased from: Zomedica Pharmaceuticals Corp. (the Issuer of the Common Shares)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement [Instruction: initial all boxes in Section 2]
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $______________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status [Instruction: initial one or more boxes that apply]
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you.	Your initials

A) You are:

1. [check all applicable boxes]

[_] a director of the issuer or an affiliate of the issuer

[_] an executive officer of the issuer or an affiliate of the issuer

[_] a control person of the issuer or an affiliate of the issuer

[_] a founder of the issuer

OR

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2. [check all applicable boxes]

[_] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[_] a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ____________________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You are the ____________________ of that person or that person's spouse.

[Instruction: To qualify for this investment, the person listed above must be (a) your spouse or (b) your or your spouse's parent, grandparent, brother, sister, child or grandchild.]

C) You are a close personal friend of ____________________ [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

D) You are a close business associate of ____________________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[_] family relationship as set out in section 3B of this form

[_] close personal friendship as set out in section 3C of this form

[_] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:

D-2

Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Zomedica Pharmaceuticals Corp. 3928 Varsity Drive, Ann Arbor Michigan 48108 Attention: Gerald Solensky Jr. Phone: 734-369-2555 e-mail: gsolensky@zomedica.com Website: Zomedica.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.
Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

3.	The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus Exemptions. For guidance on the meaning of "close personal friend" and "close business associate", please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus Exemptions.

D-3

SCHEDULE "E"

REPRESENTATION LETTER
(FOR NON-CANADIAN RESIDENT INVESTORS ONLY, EXCLUDING U.S. PURCHASERS)

TO:	Zomedica Pharmaceuticals Corp. (the "Corporation")

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached)

In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The undersigned Subscriber and (if applicable) any other purchaser for whom it is acting hereunder, is resident in the jurisdiction set out as the "Subscriber's Residential Address" on the face page of the Subscription Agreement (the "Foreign Jurisdiction") and the undersigned Subscriber certifies that it and (if applicable) any other purchaser for whom it is acting hereunder is not resident in or otherwise subject to applicable securities laws of any province or territory of Canada.

2.	The undersigned Subscriber and (if applicable) any other purchaser for whom it is acting hereunder, is a purchaser which is purchasing the Common Shares pursuant to an exemption from any prospectus or securities registration or similar requirements under the applicable securities laws of the Foreign Jurisdiction or any other securities laws to which the Subscriber and (if applicable) any other purchaser for whom the Subscriber is acting hereunder are otherwise subject.

3.	The purchase of Common Shares by the Subscriber, and any other purchaser for whom it is acting hereunder, does not contravene any of the applicable securities laws in the Foreign Jurisdiction or any other securities laws to which the Subscriber and (if applicable) any other purchaser for whom the Subscriber is acting hereunder are otherwise subject and does not result in: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document; or (ii) any obligation of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation under the applicable securities laws in the Foreign Jurisdiction or any other securities laws to which the Subscriber and (if applicable) any other purchaser for whom the Subscriber is acting hereunder are otherwise subject.

4.	The Common Shares are being acquired for investment purposes only and not with a view to the resale or distribution of all or any of the Common Shares.

5.	The undersigned Subscriber and (if applicable) any other purchaser for whom it is acting hereunder, are knowledgeable of, and have been independently advised as to, the securities laws of the Foreign Jurisdiction or any other securities laws to which the Subscriber and (if applicable) any other purchaser for whom the Subscriber is acting hereunder are otherwise subject.

6.	The undersigned Subscriber and (if applicable) any other purchaser for whom it is acting hereunder, is aware that its ability to enforce civil liabilities under applicable securities laws may be affected adversely by, among other things: (A) the fact that the Corporation is organized under the laws of a province of Canada; (B) some or all of the directors and officers may be residents of Canada; and (C) all or a substantial portion of the assets of the Corporation and said persons may be located outside the Foreign Jurisdiction.

E-1

7.	Upon execution of this Schedule by the undersigned Subscriber, this Representation Letter shall be incorporated into and form a part of the Subscription Agreement.

Dated: _________________________, 2016.

________________________________________

Print name of Subscriber

By: ____________________________________

       Signature

_______________________________________

Print name of Signatory (if different from the Subscriber)

_______________________________________

Title

E-2

SCHEDULE "F"

PROVISIONS APPLICABLE TO A U.S. PURCHASER

CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser was offered the Common Shares while in the United States or was in the United States at the time the buy order was originated or the Subscription Agreement to which this Schedule is attached was executed or delivered.

TO:                         Zomedica Pharmaceuticals Corp. (the "Corporation")

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the "Purchaser") represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing Date) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	It, alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of the investment in the Common Shares and is able, without impairing its financial condition, to hold the Common Shares for an indefinite period of time and to bear the economic risks, and withstand a complete loss, of such investment;

(b)	it is authorized to consummate the purchase of the Common Shares;

(c)	the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Common Shares, including access to the Corporation's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Purchaser's satisfaction;

(d)	it is purchasing the Common Shares for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a "Beneficial Purchaser"), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Common Shares has any intention to distribute either directly or indirectly any of the Common Shares in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Common Shares pursuant to registration thereof pursuant to the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and any applicable state securities laws or under an exemption from such registration requirements;

(e)	it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Common Shares is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act ("U.S. Accredited Investor") and, as such, satisfies one or more of the categories of U.S. Accredited Investor indicated below and acknowledges that the offer and sale of the Common Shares to it is being made in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act (the Purchaser must initial "SUB" for the Purchaser, and "BP" for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

F-1

Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are "accredited investors" as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 12.	Any director or executive officer of the Corporation; or

Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds U.S.$1,000,000 (Note: For purposes of calculating "net worth" under this paragraph: (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.); or

Category 14.	A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(f)	it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws, the certificates representing the Common Shares, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

F-2

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF ZOMEDICA PHARMACEUTICALS CORP. (THE "COMPANY") THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S ("REGULATION S") UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE,, AND, IN BOTH CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.";

provided that, if any Common Shares are being sold in compliance with Rule 904 of Regulation S, as referred to above, and in compliance with local laws and regulations, the legend may be removed by providing to Computershare Trust Company of Canada (i) a declaration in the form attached hereto as Appendix A (or as the Corporation may prescribe from time to time);

notwithstanding the foregoing, Computershare Trust Company of Canada may impose additional requirements for the removal of legends from securities sold in accordance with Rule 904 of Regulation S in the future;

and provided, further, that, if any Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivering to the Corporation and Computershare Trust Company of Canada an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(g)	it understands and acknowledges that the Common Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Common Shares are, or will when issued be, "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act, and it agrees that if it decides to resell, pledge or otherwise transfer any of the Common Shares, it will not resell, pledge or otherwise transfer any such securities, directly or indirectly, unless the transfer is made: (i) to the Corporation, (ii) outside the United States in accordance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, (iii) in compliance with the exemption from registration under the U.S. Securities Act provided by (A) Rule 144 thereunder, if available, or (B) Rule 144A thereunder, if available, (iv) in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, or (v) pursuant to a registration statement that has been declared effective under the U.S. Securities Act, and, in each case in compliance with applicable securities laws of any state of the United States, and, in the case of (iii)(A) and (iv) above, after it has furnished to the Corporation an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect;

(h)	it consents to the Corporation making a notation on its records or giving instructions to the transfer agent for the Common Shares in order to implement the restrictions on transfer set forth and described herein;

(i)	it understands and acknowledges that (i) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Common Shares and (ii) the Corporation is not obligated to make Rule 144 under the U.S. Securities Act available for resales of such Common Shares;

F-3

(j)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission (the "SEC") or with any state securities administrator any registration statement in respect of resales of the Common Shares in the United States;

(k)	(i) the funds representing the Aggregate Subscription Amount which will be advanced by the undersigned to the Corporation will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned's name and other information relating to the Subscription Agreement to which this Schedule is attached and the undersigned's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and (b) no portion of the Aggregate Subscription Amount to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity that has not been identified to or by the undersigned; and the undersigned shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith

(l)	the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Common Shares is the address listed on this Agreement on the first page of this Agreement;

(m)	it is aware that (i) purchasing, holding and disposing, as applicable, of the Common Shares may have tax consequences under the laws of both Canada and the United States; (ii) the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquisition, holding or disposition of such Common Shares; (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such securities; and (iv) it is aware that the Corporation may be (in current and future taxable years, and may have been in prior tax years) a "passive foreign investment company" within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, which could have adverse consequences for U.S. taxpayers;

(n)	it understands and agrees that the Common Shares have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Common Shares are being offered and sold to the Purchaser in reliance upon exemptions available under Rule 506 of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act;

(o)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(p)	it has not purchased the Common Shares as a result of any form of "general solicitation" or "general advertising" (as those terms are used in Regulation D under the U.S. Securities Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media on the Internet or broadcast over radio, television or Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	it understands and acknowledges that the Corporation is incorporated outside the United States and its properties are located outside the United States. Consequently, it may be difficult to provide service of process on the Corporation for court proceedings in the United States and it may be difficult to enforce any judgment against the Corporation in the United States;

(r)	it understands and acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Common Shares;

(s)	if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Common Shares; and

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(t)	it acknowledges that the representations, warranties and covenants hereto are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Common Shares. It agrees that by accepting Common Shares it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated: _________________________, 2016.

If a Corporation, Partnership or Other Entity:

__________________________________
__________________________________
Name of Entity

__________________________________
__________________________________
Type of Entity

__________________________________
__________________________________
Signature of Person Signing

__________________________________
__________________________________
Print or Type Name and Title of Person Signing	If an Individual: _________________________________ _________________________________ Signature _________________________________ _________________________________ Print or Type Name

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APPENDIX "A" TO SCHEDULE "F"

Declaration for Removal of Legend

TO:	The registrar and transfer agent for the common shares of Zomedica Pharmaceuticals Corp. (the "Corporation").

AND TO:                   Zomedica Pharmaceuticals Corp.

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Corporation; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was in, executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise defined herein, the terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

By: __________________________________ Dated: ____________________________

Signature

Name (please print)

F-6

SCHEDULE "G"

FOR COMPLETION BY ALL SUBSCRIBERS

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. The Subscriber and all persons acting jointly and in concert with the Subscriber own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

☐	_________________ common shares of Zomedica Pharmaceuticals Corp. (the "Corporation") and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Corporation:

☐	No shares of the Corporation or securities convertible into shares of the Corporation.

2.	Insider Status. The Subscriber either:

☐	Is an "Insider" of the Corporation as defined in the Policies of the TSX Venture Exchange (the "Exchange"), by virtue of being:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Corporation;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Issuer's outstanding voting shares;

(d)	the Corporation itself if it holds any of its own securities.

☐	Is not an Insider of the Corporation.

3.	Pro Group Status. The Subscriber either:

☐	Is a Member of the "Pro Group", which is defined in the Rules of the Exchange as either individually or as a group:

1.	the member (i.e. a member of the Exchange under the Exchange requirements);

2.	employees of the member;

3.	partners, officers and directors of the member;

4.	affiliates of the member; and

5.	associates of any parties referred to in subparagraphs 1 through 5;

☐	Is not a member of the Pro Group.

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4.	Corporate Status. If the Subscriber is not an individual (mark one)

(a)	☐ the Subscriber confirms that the Subscriber has filed a Form 4C Corporate Placee Registration Form with the Exchange and the information contained in such form is accurate as at the date hereof; or

(b)	☐ the Subscriber has read and duly completed the Form 4C Corporate Placee Registration Form, a copy of which follows this form and is marked as Schedule "D", required by the Exchange and authorizes the Corporation to file the certification with Exchange.

Dated at ____________________________, this ____ day of __________________________, 2016.

____________________________________ (Name of Subscriber – please print)
____________________________________ (Telephone Number of Subscriber)
____________________________________ (e-mail address)
____________________________________ (Signature of Subscriber or Authorized Signatory, as applicable)
____________________________________ (If applicable, print name of Authorized Signatory and Office)

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SCHEDULE "H"

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: _______________________________________________________________

(b)	Complete Address: _____________________________________________________

(c)	Jurisdiction of Incorporation or Creation: _____________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ______________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? ___________

3.	If the answer to 2(b) above was "Yes", the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

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4.	If the answer to 2(a). above was "No", please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*       If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.       Acknowledgement - Personal Information and Securities Laws

(a)       "Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)       The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at __________________ on _________________________, 2016.

___________________________
(Name of Purchaser – please print)

___________________________

(Authorized Signature)

___________________________
(Official Capacity - please print)

___________________________

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

H-2